UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 22, 2024

LuxUrban Hotels Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-41473	82-3334945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2125 Biscayne Blvd, Suite 253, Miami, Florida	33137
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 269-5952

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	LUXH	The Nasdaq Stock Market LLC
13.00% Series A Cumulative Redeemable Preferred Stock $0.00001	LUXHP	The Nasdaq Stock Market LLC

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

General

Our company has been engaged in a dedicated effort to enhance our management and operations teams through the recruitment of talented directors and officers who possess meaningful and broad experience in the hotel and online travel services industries, as well as business development expertise.

As part of these efforts, effective April 22, 2024, we implemented the following:

●	Elan Blutinger, a hotel and travel technology veteran and a member of our board of directors, was named our Nonexecutive Chairman of the Board;

●	Shanoop Kothari, our Co-Chief Executive Officer and acting Chief Financial Officer, was named sole Chief Executive Officer, as part of our previously announced management transition plan;

●	As part of such previously announced management transition plan, Brian Ferdinand, our founder, stepped down as our Chairman of the Board and Co-Chief Executive Officer and became a consultant to our company, in which role he will oversee the management and expansion of our hotel properties portfolio and assist Mr. Kothari in his transition to sole Chief Executive Officer; and

●	Andrew Schwartz, a respected financial industry veteran and credit, debt and equity financing expert, was elected as a member of our board of directors.

We expect to continue our management and operations enhancement efforts in the near term with the recruitment and hiring of additional management and in-field operations personnel possessing hotel and travel industry experience, with a principal focus on hiring a Chief Financial Officer.

Elan Blutinger Named Nonexecutive Chairman of the Board

Effective April 22, 2024, Mr. Blutinger became our Nonexecutive Chairman of the Board. On such date, we entered into a Nonexecutive Chairman of the Board Agreement with him, which provides that Mr. Blutinger will serve as Chairman of our board of directors for a term of three years. He shall be paid an annual fee of $100,000 cash and shall be entitled to an annual grant of 250,000 shares of our common stock, with each such grant vesting in three equal annual installments and subject to the terms of a restricted stock award grant agreement. A copy of the Nonexecutive Chairman of the Board Agreement is filed as an exhibit to this Current Report on Form 8-K.

Shanoop Kothari Named Sole Chief Executive Officer

As part of our previously announced management transition plan, Mr. Kothari assumed the role of sole Chief Exertive Officer of our company, effective as of April 22, 2024. Mr. Kothari continues to serve our company under his existing employment agreement (the terms of which were summarized in, and a copy of which was filed as an exhibit to, our Current Report on Form 8-K filed with the SEC on March 5, 2024).

Brian Ferdinand Assumes Consulting Role with Our Company

As part of our previously announced management transition plan, effective April 22, 2024, Mr. Ferdinand stepped down as Chairman of the Board and Co-Chief Executive Officer of our company. On this date, we entered into a Consulting Agreement with Mr. Ferdinand, pursuant to which he shall oversee the day-to-day management of our company’s acquisition and long-term lease acquisition activities. He will also assist Mr. Kothari in the near-term in Mr. Kothari’s assumption of the role of sole Chief Executive Officer. The consulting agreement is for a term of three years, provides for a monthly consulting fee of $50,000, and continues material compensation and other terms of the employment agreement between our company and Mr. Ferdinand that was in effect immediately prior to April 22, 2024. A copy of the Consulting Agreement is filed as an exhibit to this Current Report on Form 8-K.

Andrew Schwartz Elected as Member of Our Board Of Directors

Effective April 22, 2024, our board of directors elected Mr. Schwartz as the seventh member of the board. He shall also serve on the Finance, Risk and Investment Committee of the board and is deemed an independent director under applicable Nasdaq rules.

From April 2021 to March 2024, Mr. Schwartz was a Managing Director, (Senior Originator) for Silver Point Capital, a hedge fund focused on credit, direct lending and special situations investments. From 2015 to April 2021, Mr. Schwartz was a Senior Managing Director (Head of Global Credit, Head of Global Syndicate and Co-Head Leveraged Finance Capital Markets) for Guggenheim Securities, LLC, an investment bank and asset manager. From 2008 to March 2015, Mr. Schwartz was a Managing Director (Head of U.S Credit Distribution) for the Fixed Income Division of RBC Capital Markets (“RBC”), a global investment bank. From 2005 to December 2008, Mr. Schwartz was a Senior Vice-President (Fixed Income Syndicate) at Lehman Brothers, then a global financial services provider. From 1996 to March 2005, he was a Vice-President (Head of Debt Syndicate) at Morgan Stanley, a global financial services provider. Mr. Schwartz started his career in 1995 as an analyst in the mutual fund analytics group at Smith Barney, then a brokerage firm and investment advisor that is now part of Morgan Stanley. Mr. Schwartz received his B.S. degree (Finance and Marketing) from the University of Delaware.

Other Matters

In November 2023 our company adopted a clawback policy that provides for the recovery, or “clawback”, of erroneously awarded incentive-based executive compensation, as required by Rule 10D-1 under the Securities Exchange Act of 1934 (“Rule 10D-1”) and the Nasdaq listing requirements. In April 2024, our company adopted a restated and amended version of that policy to add immaterial but clarifying provisions. A copy of the amended and restated policy is attached hereto as an exhibit.

Item 7.01	Regulation FD Disclosure.

On April 22, 2024, we issued a press release regarding our management transition and enhancement actions disclosing the appointment of Mr. Blutinger as our Nonexecutive Chairman of the Board, the transition of Mr. Kothari to sole Chief Executive Office, and the transition of Mr. Ferdinand to a consulting role with our company. A copy of that press release is filed as an exhibit to this Current Report on Form 8-K.

On April 22, 2024, we issued a press release regarding the election of Mr. Schwartz to our board of directors. A copy of that press release is filed as an exhibit to this Current Report on Form 8-K.

The information contained in Exhibits 10.1, 10.2, 10.3, 99.1, and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended or the Securities Act of 1933, as amended whether made before or after the date hereof and irrespective of any general incorporation language in such filings.

Item 9.01	Financial Statements and Exhibits

Exhibit	Description
10.1	Nonexecutive Chairman Agreement, dated as of April 22, 2024, between LuxUrban Hotels Inc. and Elan Blutinger.

10.2	Consulting Agreement, dated as of April 22, 2024, between LuxUrban Hotels Inc. and Brian Ferdinand.

10.3	Amended and Restated Clawback Policy adopted November 7 2023 and amended as of April 22, 2024.

99.1	Press Release made April 22, 2024 (Management Transitions)

99.2	Press Release made April 22, 2024 (Mr. Schwartz Elected to Board)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 23, 2024	LUXURBAN HOTELS INC.

	By:	/s/ Shanoop Kothari
		Name:	Shanoop Kothari
		Title:	Chief Executive Officer

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